UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2006

SM&A
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-23585	33-0080929
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 975-1550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On June 21, 2006, SM&A, a California corporation, issued a press release announcing that the Audit Committee of its Board of Directors has engaged BDO Seidman, LLP, as the Company’s independent registered public accounting firm, effective immediately.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 8.01 Other Events.

On June 21, 2006, SM&A, a California corporation, issued a second press release announcing the results of the shareholders’ meeting. The reincorporation of SM&A in Delaware was approved. The Company, currently incorporated in California, expects to complete the reincorporation in the third quarter.

A copy of the press release is furnished as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits.

Press Release announcing appointment of Independent Auditors, dated June 21, 2006, issued by SM&A.
Press Release announcing final results of Shareholders' Meeting, dated June 21, issued by SM&A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM&A

June 21, 2006	By:	/s/ Steve D. Handy

Name: Steve D. Handy
Title: Senior Vice President, CFO & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release announcing appointment of Independent Auditors, dated June 21, 2006, issued by SM&A.
99.2	Press Release announcing final results of Shareholders' Meeting, dated June 21, issued by SM&A.